EXHIBIT 10.10

Authorization Letter of Patent Right

I, Jingliang Li, hereby grants as of April 19, 2010 on an exclusive basis to China Shandong Industries, Inc. and its Chinese operating entities, including but not limited to, Shandong Caopu Arts & Crafts Company Limited (collectively “the Companies”) to use the following patent rights currently owned exclusively by me on a royalty free base for as long as the Companies are continuously to operate.

No.	Utility Models	Certificate No.	Utility Models No.	Designer	Application Date	Authorized Announcement	Owner
1	Altar	356906	ZL 033508127	Jinliang Li	July 11, 2003	February 25, 2004	Jinliang Li
2	Coffin (8)	358183	ZL 03350900X	Jinliang Li	July 17, 2003	March 10, 2004	Jinliang Li
3	Coffin (15)	357332	ZL 033506825	Jinliang Li	July 17, 2003	March 3, 2004	Jinliang Li
4	Coffin (1)	359654	ZL 033508364	Jinliang Li	July 11, 2003	March 17, 2004	Jinliang Li
5	Coffin (5)	360164	ZL 033506795	Jinliang Li	July 17, 2003	March 24, 2004	Jinliang Li
6	Coffin (4)	360912	ZL 033508372	Jinliang Li	July 11, 2003	March 24, 2004	Jinliang Li
7	Coffin (2)	360680	ZL 033508380	Jinliang Li	July 11, 2003	March 24, 2004	Jinliang Li
8	Coffin (10)	360682	ZL 033506884	Jinliang Li	July 17, 2003	March 24, 2004	Jinliang Li
9	Coffin (9)	360915	ZL 033506876	Jinliang Li	July 17, 2003	March 24, 2004	Jinliang Li
10	Quilt Bracket (1)	359910	ZL 03351173X	Jinliang Li	August 20, 2003	March 24, 2004	Jinliang Li
11	Quilt Bracket (2)	359455	ZL 033511748	Jinliang Li	August 20, 2003	March 17, 2004	Jinliang Li
12	Quilt Bracket (4)	359651	ZL 033511764	Jinliang Li	August 20, 2003	March 17, 2004	Jinliang Li
13	Drying Room	648544	ZL 03271093.3	Sheng Wang, Yazhen Wang	September 12, 2003	October 13, 2004	Jinliang Li
14	Plank Splicing Machine	648730	ZL 03271094.1	Sheng Wang, Yazhen Wang	September 12, 2003	October 13, 2004	Jinliang Li
15	Device Preventing Drawer Sliding Down	749252	ZL 200420053223.6	Jinliang Li	August 23, 2004	December 28, 2005	Jinliang Li
16	Tea Table with Folding Leg	749394	ZL 200420053224.0	Jinliang Li	August 23, 2004	December 28, 2005	Jinliang Li
17	Disposal Container (1)	685809	ZL 200630095723.0	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
18	Disposal Container (2)	685890	ZL 200630095724.5	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
19	Chair Container	685796	ZL 200630095733.4	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
20	Chair Disposal Container (intensive processing)	685866	ZL 200630095732.X	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
21	Wine Box (2)	685930	ZL 200630095722.6	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
22	Wine Box (1)	685850	ZL 200630095727.9	Jinliang Li	September 8, 2006	August 29, 2007	Jinliang Li
23	Cabinet with Eight Drawer	693607	ZL 200630095728.3	Jinliang Li	September 8, 2006	September 19, 2007	Jinliang Li

/s/ Jingliang Li
By: Jingliang Li
April 19, 2010